Credit Suisse Asset Management Strategic Global Income Fund, Inc.
466 Lexington Avenue
New York, NY 10017
---------------------------------------------
OFFICERS AND DIRECTORS

James McCaughan                 Suzanne E. Moran
CHAIRMAN OF THE BOARD           INVESTMENT OFFICER
William W. Priest, Jr.          Hal Liebes
DIRECTOR                        SENIOR VICE PRESIDENT
Prof. Enrique R. Arzac          Michael A. Pignataro
DIRECTOR                        CHIEF FINANCIAL OFFICER,
Lawrence J. Fox                 VICE PRESIDENT AND SECRETARY
DIRECTOR                        Maxine C. Evertz
James S. Pasman, Jr.            ASSISTANT SECRETARY
DIRECTOR                        Robert M. Rizza
Richard J. Lindquist            VICE PRESIDENT AND TREASURER
PRESIDENT AND CHIEF INVESTMENT  John L. Hogan
OFFICER                         ASSISTANT TREASURER
Gregg M. Diliberto
INVESTMENT OFFICER

--------------------------------------------------------
INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
Phone 1-800-293-1232

--------------------------------------------------------
ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Fleet National Bank
(c/o EquiServe)
P.O. Box 43010
Providence, Rhode Island 02940-3010
Phone 1-800-730-6001

--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019

--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

--------------------------------------------------------

---------------------------------------------------------------------------

                         Credit Suisse Asset Management
                       Strategic Global Income Fund, Inc.

---------------------------------------------------------------------------

                                 ANNUAL REPORT
                               December 31, 2000

CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.
FOURTH QUARTER REPORT - 12/31/00

----------
Dear Shareholders:                                              January 22, 2001

We are writing to report on the activities of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("the Fund") for the quarter ended December 31, 2000 and to discuss our investment strategy.

    On December 31, 2000, the Fund's net asset value ("NAV") was $7.12, compared to an NAV of $7.70 at September 30, 2000. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.2175 per share) for the period was -4.4%. For 2000 as a whole, the Fund returned -4.0%.

    At December 31, 2000, $51.4 million was invested in high yield debt securities; $23.4 million in emerging-market debt securities; $3.3 million in investment-grade debt securities; $2.8 million in equity securities; and the balance of $1.7 million in cash equivalents. Of the debt securities, the largest concentration (75.3%) was invested in issues rated B through BBB.

THE MARKET: HIGH YIELD FALLS, EMERGING MARKETS RISE

    As in the third quarter, performance differed significantly between domestic high yield and emerging debt markets during the fourth quarter. High yield endured tough market conditions, while aggregate emerging debt securities generated a modestly positive return.

    As measured by the Salomon Smith Barney High-Yield Market Index, the broad high yield market fell 5.0%. The factors that had dragged high yield prices down throughout 2000 persisted until year-end:

    MACROECONOMIC SLOWDOWN. As the quarter progressed, data reported by the U.S. government increasingly indicated that the economy was slowing down at a faster pace than previously expected. Slowing macroeconomic growth has distinctly unfavorable implications for lower-quality borrowers in terms of higher interest rates, reduced access to credit and falling profitability, so prices and sentiment in the high yield market deteriorated accordingly.

    SELL-OFF IN STOCKS. Directional movement in high yield tends to correlate fairly closely with that of the equity market. U.S. equities fell hard in the quarter, with NASDAQ alone plunging 32.7% and selling activity especially harsh in the popular technology and telecommunications industries. With telecom the single-biggest industry sector represented in the high yield market, it was not surprising for high yield to fare poorly as well.

    FALLING DEMAND. As measured by two key indicators, demand for high yield continued to fall. The first was on the institutional level, where new issuance slowed to a trickle. Total new issuance in the fourth quarter was $3.6 billion, compared to $18.5 billion in the fourth quarter of 1999. For 2000 as a whole, high yield new issuance was $47.3 billion, down a staggering 52.6%. The second was on the retail level, as individual investors continued to withdraw assets from high yield mutual funds. Such withdrawals totaled $2.1 billion for the quarter and $6.4 billion for the year, vs. outflows of $933 million and inflows of $3.9 billion for the corresponding periods in 1999. [Note: all data from Chase Securities Inc.]

    RISING ENERGY PRICES. Even as oil prices fell as sharply as they had spiked upward earlier in the year, natural gas prices nearly doubled. This triggered fears that inflation would rise enough to further slow down the economy.

    MORE DEFAULTS. The net result of the preceding factors was an increase in the number and rate of defaulted high yield issuers. According to Chase Securities, 26 issuers representing $7.3 billion in face value defaulted in the quarter and 106 issuers representing $26.1 billion in face value defaulted in the year. Both sets of figures were substantively higher than in 1999. The total default rate rose to 4.3% at year-end 2000, up from 4.0% at year-end 1999.

    As for aggregate emerging debt markets (as represented by J.P. Morgan's Emerging Markets Bond Index Plus), they rose 1.7%. They declined in October and November in response to the same concerns about economic activity as those affecting high yield, along with worsening economic and political conditions in specific countries (notably Argentina and Turkey). Things turned around in December, however, as both Argentina and Turkey received badly needed financial assistance from the International Monetary Fund. This helped to restore confidence in the prospects of both countries and, by extension, emerging markets as a group.

PERFORMANCE: HURT BY HIGH YIELD, HELPED BY EMERGING MARKETS

    The Fund underperformed the broad high yield market but outperformed aggregate emerging debt markets in the quarter:

    - In high yield, our weightings of industry sectors compared to those of broad market indices were less successful than we had anticipated. Our single biggest sector exposure was to telecommunications, which fared particularly badly. To a lesser extent, performance also suffered from our below-market allocations to utilities, home builders, lodging and health care.

      Our above-market exposure to the cable/media and gaming sectors contributed most positively to our high yield results.

    - We did much better in emerging markets, primarily due to our decision in October to invest cash reserves that we had accumulated. Our timing was especially fortunate, as we raised exposure to several markets-notably Argentina, Brazil and the Philippines-just after they fell hard and just before they rallied.

OUTLOOK: DIFFERING DEGREES OF OPTIMISM

    HIGH YIELD. As we write in January, we see reasons to be somewhat more optimistic about the high yield market going forward. The Federal Reserve, for example, has started the year with a bang by cutting short-term interest rates more quickly and by a larger increment than investors had expected. We would not be surprised to see further cuts as the year goes on, which would undoubtedly be supportive for high yield issuers.

    In addition, new issuance is showing encouraging signs of life; individual investors are beginning to put cash back into high yield mutual funds; and valuations, in our view, are not simply extraordinarily low, but more than reflect a worst-case scenario for the market. The real catalyst for better returns in high yield should be for sentiment and activity in the equity market to meaningfully improve.

    That said, there also are strong factors that support a more cautious stance. These include our anticipation both that the current climate of risk aversion will persist and the high yield default rate will remain fairly high; the still-reasonable possibility that the economy might experience a hard landing; and the potentially negative impact of higher energy prices across a broad range of industries, which could hurt corporate profits and creditworthiness.

    For the time being, we have not yet reconfigured the portfolio in line with our budding optimism. We are thus keeping the Fund's average high yield credit quality a bit higher than previously. Relative to the overall high yield market, our biggest industry overweights remain in cable/media, gaming and energy, and we are maintaining exposure to telecom at a market-neutral level. In addition, we have raised exposure to utilities due to their improving outlook and generally high credit quality.

    INTERNATIONAL. We are more straightforwardly optimistic about emerging debt, based on several things that, in our view, suggest further upside potential. These include the unusually high level of cash that investors are keeping on the sidelines; the fact that the biggest recent risks (i.e., Argentina and Turkey) have subsided; the Federal Reserve's policy on interest rates, which should reduce sovereign borrowing costs; and generally attractive valuations.

    In terms of strategy, we have invested most available cash reserves. Our largest country positions are in Brazil, Argentina and Russia. On a regional level, we continue to overweight Eastern and Central Europe compared to market indices, we are maintaining a below-market stance in Latin America and we have a market-neutral weighting in Asia. We also are avoiding countries whose economies are most vulnerable to slowing U.S. economic growth and falling oil prices (e.g., Mexico and Venezuela).

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at
(800) 730-6001.

Sincerely yours,

/s/ Richard J. Lindquist

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER *

/s/ William W. Priest, Jr.
William W. Priest, Jr.
CHAIRMAN OF THE BOARD **

    * Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse Asset Management Strategic Global Income Fund, Inc.

    ** William W. Priest, Jr., who is a Managing Director and Chairman-Americas of Credit Suisse Asset Management, LLC ("CSAM"), joined CSAM in 1972.
Mr. Priest is Director and Chairman of other investment companies advised by CSAM.

    Note: Effective February 5, 2001, James McCaughan became Chairman of the Board.

TOP TEN HOLDINGS (UNAUDITED)

(as a % of net assets as of 12/31/00)
-----------------------------------------------------------------------------------

 1.  Russian Federation, Unsubordinated, 2.50%, 3/31/30..........               3.8%
 2.  Federal Republic of Brazil Bearer Bonds 11.00%, 8/17/40.....               2.7%
 3.  Federal Republic of Brazil, Capitalization Bonds 8.00%,
       4/15/14...................................................               2.6%
 4.  Argentina Bocon PRO1 Notes 2.953%, 4/1/07...................               2.0%
 5.  Republic of Argentina, Unsubordinated, 9.75%, 9/19/27.......               1.5%
 6.  Republic of Bulgaria Floating Rate Notes 3.00%, 7/28/12.....               1.3%
 7.  Republic of Argentina, Foreign Government Gtd., 6.00%,
       3/31/23...................................................               1.3%
 8.  United States Treasury Notes 7.25%, 5/15/04.................               0.9%
 9.  Ministry Finance of Russia Debentures 3.00%, 5/14/06........               0.9%
10.  Republic of Argentina, Debentures 7.625%, 3/31/05...........               0.9%

CREDIT QUALITY BREAKDOWN (UNAUDITED)

(as a % of total investments as of 12/31/00)
------------------------------------------------------------------------------

AAA/Aaa.....................................................               1.0%
BBB/Baa.....................................................               3.0
BB/Ba.......................................................              12.9
B/B.........................................................              59.4
CCC/Caa.....................................................               8.1
CC/Ca.......................................................               0.5
N/R.........................................................               9.7
                                                              ----------------
  Subtotal..................................................              94.6
Equities and Other..........................................               5.4
                                                              ----------------
  Total.....................................................             100.0%
                                                              ================

PORTFOLIO OF INVESTMENTS

---------

DECEMBER 31, 2000

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
DOMESTIC SECURITIES (66.3%)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (62.1%)
--------------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.3%)
              Sequa Corp.
               Sr. Notes
               9.00%, 8/1/09                         Ba2   $        250   $    249,375
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
AUTOMOTIVE (1.2%)
         (1)  Cambridge Industries, Inc.
               Series B, Gtd. Sr. Sub. Notes
               10.25%, 7/15/07                       N/R            250         63,750
              Collins & Aikman
               Products Corp.
               Sr. Sub. Notes
               11.50%, 4/15/06                        B2            250        196,250
              Delco Remy
               International, Inc.
               Gtd. Sr. Sub. Notes
               10.625%, 8/1/06                        B2            250        211,250
              Hayes Lemmerz
               International, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               8.25%, 12/15/08                        B2            250        162,500
              Motor Coach Industries
               International, Inc.
               Gtd.
               11.25%, 5/1/09                         B2            250         68,750
              Oxford Automotive, Inc.
               Gtd. Sr. Sub. Notes
               10.125%, 6/15/07                     Caa1            250        171,250
              PEP Boys-Manny Moe & Jack
               Notes
               7.00%, 6/1/05                         Ba3            250        156,897
                                                                          ------------
                    GROUP TOTAL                                              1,030,647
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (4.5%)
         (2)  Acme Television LLC/
               ACME Financial Corp.
               Gtd. Sr. Discount Notes
               0.00%, 9/30/04                         B3            500        435,000
   (1)(2)(8)  Australis Holdings Pty. Ltd.
               Yankee Sr. Secured
               Discount Notes
               0.00%, 11/1/02                        N/R            650             65
      (1)(8)  Australis Media Ltd.
               Yankee Units
               15.75%, 5/15/03                       N/R            729          3,644
              Citadel Broadcasting Co.
               Gtd.
               9.25%, 11/15/08                        B3            250        243,750
              EchoStar DBS Corp.
               Sr. Notes
               9.375%, 2/1/09                         B1            250        243,750
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Granite Broadcasting Corp.
               Sr. Sub. Notes
               8.875%, 5/15/08                      Caa1   $        250   $    153,750
              Pegasus Media &
               Communications, Inc.
               Series B, Notes
               12.50%, 7/1/05                         B3            250        252,500
              Salem Communications
               Series B, Gtd.
               9.50%, 10/1/07                         B3            250        237,813
              Sinclair Broadcast
               Group, Inc.:
               Sr. Sub. Notes
               10.00%, 9/30/05                        B2            300        292,500
               8.75%, 12/15/07                        B2            250        225,000
              Susquehanna Media Co.
               Sr. Sub. Notes
               8.50%, 5/15/09                         B1            150        148,500
              Time Warner
               Telecom, LLC
               Sr. Notes
               9.75%, 7/15/08                         B2            250        231,250
         (2)  United International
               Holdings, Inc.
               Series B,
               Sr. Discount Notes
               0.00%, 2/15/08                         B3            500        207,500
              Univision Network
               Holding L.P.
               Sub. Notes
               7.00%, 12/17/02                       N/R            573        773,650
              Young Broadcasting, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               8.75%, 6/15/07                         B2            450        410,063
                                                                          ------------
                    GROUP TOTAL                                              3,858,735
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (1.0%)
              General Binding Corp.
               Gtd. Sr. Sub. Notes
               9.375%, 6/1/08                       Caa1            250        183,750
              Iron Mountain, Inc.
               Gtd.
               8.75%, 9/30/09                         B2            250        246,875
              La Petite Academy, Inc.
               Gtd.
               10.00%, 5/15/08                        B3            250        133,750
              Maxxam Group Holdings, Inc.
               Series B, Sr. Notes
               12.00%, 8/1/03                       Caa1            200        159,000
              Pentacon, Inc.
               Series B, Gtd.
               12.25%, 4/1/09                         B3            200        109,000
                                                                          ------------
                    GROUP TOTAL                                                832,375
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
CABLE (6.9%)
              Adelphia Communications Corp.
               Series B, Sr. Notes
               8.375%, 2/1/08                         B2   $        200   $    173,000
              Alliance Atlantis
               Communications Corp.
               Yankee Sr. Sub. Notes
               13.00%, 12/15/09                       B2            500        498,125
              CSC Holdings, Inc.
               Sr. Sub. Debentures
               9.875%, 2/15/13                       Ba3            250        257,500
              Cablevision S.A.
               Bonds
               13.75%, 5/1/09                         B1            330        241,725
              Century Communications Corp.
               Sr. Notes
               8.75%, 10/1/07                         B2            250        215,313
              Charter Communications
               Holdings:
               Sr. Notes
               8.625%, 4/1/09                         B2            250        228,125
         (3)   10.25%, 1/15/10                        B2            300        294,000
         (2)   Sr. Discount Notes
               0.00%, 4/1/11                          B2            300        174,750
              Classic Cable, Inc.
               Series B, Gtd.
               9.375%, 8/1/09                       Caa1            250        113,750
              Coaxial Communications, Inc.
               Gtd. Sr. Notes
               10.00%, 8/15/06                        B3            250        239,063
         (2)  Comcast UK Cable
               Partners, Ltd.
               Yankee Sr. Debentures
               0.00%, 11/15/07                        B2            500        427,500
         (2)  DIVA Systems Corp.
               Series B,
               Sr. Discount Notes
               0.00%, 3/1/08                         N/R            810        336,150
         (2)  Diamond Cable
               Communications plc
               Yankee Discount Notes
               0.00%, 12/15/05                      Caa1            300        270,000
              James Cable Partners L.P.
               Series B, Sr. Notes
               10.75%, 8/15/04                       Caa            250        158,750
              Lenfest
               Communications, Inc.
               Sr. Sub. Notes
               10.50%, 6/15/06                      Baa3            350        405,237
              Mediacom LLC/Capital Corp.
               Sr. Notes
               7.875%, 2/15/11                        B2            250        211,875
         (2)  NTL Communications Corp.
               Series B, Sr. Notes
               0.00%, 10/1/08                         B2            250        136,250
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              NTL, Inc.:
               Sr. Notes
         (2)   0.00%, 2/1/06                          B2   $        500   $    437,500
               Series B,
               10.00%, 2/15/07                        B2            250        216,875
              Northland Cable
               Television
               Gtd.
               10.25%, 11/15/07                       B3            250        168,750
              Olympus Communications
               L.P./Olympus Capital Corp.
               Series B, Sr. Notes
               10.625%, 11/15/06                      B2            250        231,250
              Rogers Cablesystems, Ltd.
               Yankee Gtd.
               10.00%, 12/1/07                      Baa3            250        263,750
         (2)  Telewest
               Communications plc
               Yankee Sr. Sub.
               Discount Debentures
               0.00%, 10/1/07                         B1            250        223,750
                                                                          ------------
                    GROUP TOTAL                                              5,922,988
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
CHEMICALS (1.2%)
         (3)  Huntsman Corp.
               Sr. Sub. Notes
               9.50%, 7/1/07                          B2            250        151,250
              Huntsman Polymers Corp.
               Sr. Notes
               11.75%, 12/1/04                        B1            250        193,750
              Lyondell Chemical Co.
               Series B, Secured Notes
               9.875%, 5/1/07                        Ba3            250        243,125
              NL Industries, Inc.
               Sr. Secured Notes
               11.75%, 10/15/03                       B1            119        120,785
              Philipp Brothers
               Chemicals, Inc.
               Gtd.
               9.875%, 6/1/08                         B3            150        108,750
              Texas Petrochemical Corp.
               Series B,
               Sr. Sub. Notes
               11.125%, 7/1/06                      Caa1            250        190,000
                                                                          ------------
                    GROUP TOTAL                                              1,007,660
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (1.2%)
         (1)  American Architectural
               Products Corp.
               Gtd. Sr. Notes
               11.75%, 12/1/07                        Ca            250         66,250
              Brand Scaffold Services, Inc.
               Sr. Notes
               10.25%, 2/15/08                        B3            150        135,561

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Collins & Aikman
               Floor Coverings
               Series B,
               Sr. Sub. Notes
               10.00%, 1/15/07                        B2   $        250   $    245,000
              Dayton Superior Corp. Gtd.
               13.00%, 6/15/09                        B3            250        226,250
              International Utility
               Structures, Inc.
               Yankee Sr. Sub. Notes
               10.75%, 2/1/08                       Caa1            150        102,750
              Presley Companies
               Sr. Notes
               12.50%, 7/1/01                       Caa3            250        233,750
                                                                          ------------
                    GROUP TOTAL                                              1,009,561
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (1.8%)
              Coinstar, Inc.
               Sr. Discount Notes
               13.00%, 10/1/06                       N/R            350        360,500
              Drypers Corp.
               Series B, Sr. Notes
               10.25%, 6/15/07                        Ca            150         13,125
              Holmes Products Corp.
               Gtd. Sr. Sub. Notes
               9.875%, 11/15/07                       B3            200         89,000
              Jordan Industries, Inc.
               Series B, Sr. Notes
               10.375%, 8/1/07                        B3            225        190,125
         (3)  Jostens, Inc.
               Sr. Sub. Notes
               12.75%, 5/1/10                         B3            250        226,250
         (2)  Knology Holdings, Inc.
               Sr. Discount Notes
               0.00%, 10/15/07                       N/R            250         48,750
              Playtex Products, Inc.
               Series B, Gtd. Sr. Notes
               8.875%, 7/15/04                        B1            200        191,000
         (3)  Scotts Co.
               Sr. Sub. Notes
               8.625%, 1/15/09                        B2            250        243,750
              United Rentals, Inc.
               Sr. Sub. Notes
               9.25%, 1/15/09                         B1            250        191,250
                                                                          ------------
                    GROUP TOTAL                                              1,553,750
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
ELECTRONICS (1.3%)
              Aavid Thermal
               Technologies, Inc.
               Gtd.
               12.75%, 2/1/07                         B2            150        128,250
              Condor Systems, Inc.
               Series B, Gtd.
               11.875%, 5/1/09                        B3            150         99,375
              Details, Inc.
               Series B, Sr. Sub. Notes
               10.00%, 11/15/05                       B3            250        231,250
              Metromedia Fiber
               Network, Inc.
               Series B, Sr. Notes
               10.00%, 11/15/08                       B2            250        208,750
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Numatics, Inc.
               Series B, Gtd.
               9.625%, 4/1/08                         B3   $        200   $    125,000
              Unisys Corp.
               Sr. Notes
               11.75%, 10/15/04                      Ba1            100        106,000
              Viasystems, Inc.
               Sr. Sub. Notes
               9.75%, 6/1/07                          B3            250        199,375
                                                                          ------------
                    GROUP TOTAL                                              1,098,000
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (5.3%)
              AES Corp.
               Sr. Notes
               9.50%, 6/1/09                         Ba1            250        260,000
              Abraxas Petroleum Corp.
               Series A, Gtd.
               11.50%, 11/1/04                      Caa3            200        179,000
              Bellwether Exploration Co.
               Gtd. Sr. Sub. Notes
               10.875%, 4/1/07                        B3            250        238,750
         (3)  CMS Energy/Atlantic Methanol
               Secured Notes
               10.875%, 12/15/04                      B1            250        251,250
              Calpine Corp.
               Sr. Notes
               7.75%, 4/15/09                        Ba1            150        139,969
              Canadian Forest Oil, Ltd.
               Gtd. Sr. Sub. Notes
               8.75%, 9/15/07                         B2            250        246,875
              Cliffs Drilling Co.
               Series D, Gtd. Sr. Notes
               10.25%, 5/15/03                       Ba3            250        254,687
              Continental Resources, Inc.
               Gtd. Sr. Notes
               10.25%, 8/1/08                       Caa1            150        130,875
              Contour Energy Co.
               Gtd.
               14.00%, 4/15/03                        B3            318        332,310
              Energy Corp. of America
               Series A, Sr. Sub. Notes
               9.50%, 5/15/07                       Caa1            250        199,375
              Frontier Oil Corp.:
               Series A, Sr. Notes
               9.125%, 2/15/06                        B2            200        178,250
               11.75%, 11/15/09                       B2            250        249,063
              H.S. Resources, Inc.
               Gtd. Sr. Sub. Notes
               9.25%, 11/15/06                        B2            250        252,500
              Key Energy Services, Inc.
               Sr. Sub. Notes
               14.00%, 1/15/09                        B3            250        285,000
              Nuevo Energy Co.
               Series B, Sr. Sub. Notes
               9.50%, 6/1/08                          B1            150        152,250
              Ocean Energy, Inc.
               Series B, Gtd.
               8.375%, 7/1/08                        Ba3            150        153,375

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Parker Drilling Co.
               Series D, Gtd.
               9.75%, 11/15/06                        B1   $        250   $    252,500
              Southwest Royalties, Inc.
               Series B, Gtd. Sr. Notes
               10.50%, 10/15/04                      Caa            450        383,625
              Triton Energy, Ltd.
               Sr. Notes
               8.875%, 10/1/07                       Ba3            200        203,250
              Wiser Oil Co.
               Gtd. Sr. Sub. Notes
               9.50%, 5/15/07                       Caa3            250        201,250
                                                                          ------------
                    GROUP TOTAL                                              4,544,154
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.4%)
              Ackerley Group, Inc.
               Series B, Sr. Sub. Notes
               9.00%, 1/15/09                         B2            250        220,000
              American Skiing Co.
               Series B, Sr. Sub. Notes
               12.00%, 7/15/06                      Caa3            200        161,000
              Bally Total Fitness
               Holdings, Corp.
               Series D, Sr. Sub. Notes
               9.875%, 10/15/07                       B3            150        139,875
              Booth Creek Ski
               Holdings, Inc.
               Series B, Gtd.
               12.50%, 3/15/07                      Caa1            250        183,750
              Cinemark U.S.A., Inc.
               Series D, Sr. Sub. Notes
               9.625%, 8/1/08                        Caa            200        131,000
              PTI Holdings, Inc.
               Sub. Notes
               7.00%, 12/17/02                       N/R            507        684,335
              Premier Parks, Inc.
               Sr. Notes
               9.75%, 6/15/07                         B3            150        146,250
              Production Resource
               Group, LLC/PRG
               Finance Group
               Gtd. Sr. Sub. Notes
               11.50%, 1/15/08                       N/R            250        126,250
              Regal Cinemas, Inc.:
               Sr. Sub. Notes
               9.50%, 6/1/08                          Ca             50          3,375
               8.875%, 12/15/10                       Ca            250         16,875
      (3)(4)  Yanknets LLC/Yanknets CP
               Sr. Notes
               12.75%, 3/1/07                         B1            250        242,500
                                                                          ------------
                    GROUP TOTAL                                              2,055,210
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (1.0%)
              Hanvit Bank
               Sub. Notes
               11.75%, 3/1/10                        Ba3            150        146,390
              Madison River Capital/ Finance
               Sr. Notes
               13.25%, 3/1/10                       Caa1            250        163,750
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Sovereign Bancorp
               Sr. Notes
               10.50%, 11/15/06                      Ba3   $        250   $    247,500
         (1)  Westfed Holdings
               Sr. Debentures
               15.50%, 9/15/99                       N/R            250         85,000
              Windsor Woodmont
               Black Hawk
               Units
               13.00%, 3/15/05                       N/R            200        198,000
                                                                          ------------
                    GROUP TOTAL                                                840,640
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.5%)
              Archibald Candy Corp.
               Gtd. Sr. Secured Notes
               10.25%, 7/1/04                         B3            250        123,750
              Aurora Foods, Inc.
               Series B, Sr. Sub. Notes
               9.875%, 2/15/07                      Caa1            250        179,375
              B & G Foods, Inc.
               Gtd.
               9.625%, 8/1/07                         B3            200        129,500
              Carrols Corp.
               Gtd.
               9.50%, 12/1/08                         B3            150         97,875
              Fleming Companies, Inc.
               Sr. Sub. Notes
               10.50%, 12/1/04                        B3            200        156,000
              Premier International
               Foods, plc
               Sr. Notes
               12.00%, 9/1/09                         B3            400        330,000
              Stater Brothers
               Holdings, Inc.
               Sr. Notes
               10.75%, 8/15/06                        B2            250        206,250
              Vlasic Foods
               International, Inc.
               Series B, Sr. Sub. Notes
               10.25%, 7/1/09                          C            150         33,750
                                                                          ------------
                    GROUP TOTAL                                              1,256,500
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
HEALTH CARE (0.7%)
         (3)  ICN Pharmaceutical
               Sr. Notes
               8.75%, 11/15/08                       Ba3            250        251,250
              Insight Health Services Corp.
               Gtd. Sr. Sub. Notes
               9.625%, 6/15/08                        B3            200        187,000
      (3)(4)  Unilab Finance Corp.
               Sr. Sub. Notes
               12.75%, 10/1/09                        B3            150        163,500
                                                                          ------------
                    GROUP TOTAL                                                601,750
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (1.4%)
              AAF-McQuay, Inc.
               Sr. Notes
               8.875%, 2/15/03                       N/R            150        129,750

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Applied Extrusion
               Technologies Corp.
               Sr. Notes
               11.50%, 4/1/02                         B2   $        250   $    147,500
              Atlantis Plastics, Inc.
               Sr. Notes
               11.00%, 2/15/03                       N/R            250        171,250
              GSI Group, Inc.
               Gtd.
               10.25%, 11/1/07                        B2            150        114,750
              Haynes International, Inc.
               Sr. Notes
               11.625%, 9/1/04                      Caa1            250        176,250
              Holley Performance Products
               Series B, Sr. Notes
               12.25%, 9/15/07                        B3            250        133,750
              Jackson Products, Inc.
               Series B, Gtd.
               9.50%, 4/15/05                         B3            100         86,500
              Motors & Gears, Inc.
               Series D, Sr. Notes
               10.75%, 11/15/06                       B3            100         89,500
              Park-Ohio Industries, Inc.
               Sr. Sub. Notes
               9.25%, 12/1/07                         B2            200        151,000
                                                                          ------------
                    GROUP TOTAL                                              1,200,250
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
MEDICAL (0.3%)
              Triad Hospitals Holdings
               Series B, Gtd.
               11.00%, 5/15/09                        B3            200        212,250
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (1.2%)
              AK Steel Corp.
               Sr. Notes
               9.125%, 12/15/06                      Ba2            250        239,375
              Algoma Steel, Inc.
               Yankee First
               Mortgage Notes
               12.375%, 7/15/05                       B2            250         89,375
              GS Technologies Operating Co.
               Sr. Notes
               12.00%, 9/1/04                         Ca            150          5,250
              Metallurg, Inc.
               Series B, Gtd. Sr. Notes
               11.00%, 12/1/07                        B3            250        201,250
              National Steel Corp.
               Series D,
               First Mortgage Bonds
               9.875%, 3/1/09                         B2            250        101,250
              Sheffield Steel Corp.
               Series B,
               First Mortgage Bonds
               11.50%, 12/1/05                       Caa            250        113,750
              WCI Steel, Inc.
               Series B,
               Sr. Secured Notes
               10.00%, 12/1/04                        B2            250        178,750
              Weirton Steel Corp.
               Sr. Notes
               11.375%, 7/1/04                        B2            200         83,000
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
         (1)  Wheeling-Pittsburg Corp.
               Sr. Notes
               9.25%, 11/15/07                      Caa3   $        250   $      9,375
                                                                          ------------
                    GROUP TOTAL                                              1,021,375
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (2.7%)
              AEP Industries, Inc.
               Sr. Sub. Notes
               9.875%, 11/15/07                       B3            400        342,000
              Amtrol, Inc.
               Sr. Sub. Notes
               10.625%, 12/31/06                      B3            200        160,000
              BWAY Corp.
               Gtd. Sr. Sub. Notes
               10.25%, 4/15/07                        B2            150        138,000
      (3)(4)  Berry Plastics Corp.
               Series B, Gtd.
               11.00%, 7/15/07                        B3            150        108,750
              Container Corp. of America
               Gtd. Sr. Notes
               9.75%, 4/1/03                          B2            250        251,250
         (2)  Crown Packaging Enterprises,
               Ltd.
               Yankee Sr. Secured
               Discount Notes
               0.00%, 8/1/06                          Ca            925             93
              Fonda Group, Inc.
               Sr. Sub. Notes
               9.50%, 3/1/07                          B3            250        196,250
              Gaylord Container Corp.
               Series B, Sr. Notes
               9.75%, 6/15/07                       Caa1            250        158,750
              Huntsman Packaging Corp.
               Gtd.
               13.00%, 6/1/10                         B3            300        168,000
              Owens-Illinois, Inc.
               Sr. Notes
               8.10%, 5/15/07                         B1            250        136,250
              Radnor Holdings, Inc.
               Series B, Gtd. Sr. Notes
               10.00%, 12/1/03                        B2            400        342,500
         (3)  Stone Container Finance Co.
               Yankee Gtd. Sr. Notes
               11.50%, 8/15/06                        B2            250        260,000
                                                                          ------------
                    GROUP TOTAL                                              2,261,843
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (1.8%)
              Ainsworth Lumber Co., Ltd.
               Yankee
               Sr. Secured Notes
               12.50%, 7/15/07                        B2            250        206,250
              Color Spot Nurseries
               Sr. Sub. Notes
               10.50%, 12/15/07                      Caa            200         77,000
         (1)  Crown Paper Co.
               Sr. Sub. Notes
               11.00%, 9/1/05                         B3            250         19,375

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Doman Industries, Ltd.
               Yankee Gtd.
               12.00%, 7/1/04                         B3   $        150   $    146,250
              Repap New Brunswick, Inc.
               Yankee Sr. Notes
               10.625%, 4/15/05                      Ba2            200        207,250
              Riverwood
               International Corp.
               Gtd. Sr. Notes
               10.875%, 4/1/08                      Caa1            250        226,250
              SD Warren Co.
               Debentures
               14.00%, 12/15/06                      Ba3            603        656,780
                                                                          ------------
                    GROUP TOTAL                                              1,539,155
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (1.7%)
              American Lawyer Media, Inc.
               Series B, Gtd.
               9.75%, 12/15/07                        B2            150        132,000
      (3)(4)  American Media Operation
               Sr. Sub. Notes
               10.25%, 5/1/09                         B2            250        244,375
              Ampex Corp.
               Series B, Sr. Notes
               12.00%, 3/15/03                       N/R            250        125,000
              Earthwatch, Inc.
               Sr. Discount Notes
               13.00%, 7/15/07                       N/R            250        176,250
              Hollinger
               International Publishing
               Gtd.
               9.25%, 3/15/07                        Ba3            150        150,750
         (4)  Liberty Group Operating
               Gtd.
               9.375%, 2/1/08                       Caa1            100         75,500
         (2)  Liberty Group
               Publishing, Inc.
               Sr. Discount Debentures
               0.00%, 2/1/09                         Caa            300        148,500
         (5)  Mentus Media Corp.
               Units
               12.00%, 2/1/03                        N/R            464        185,712
         (1)  Premier Graphics, Inc.
               Gtd.
               11.50%, 12/1/05                      Caa3            500         17,500
              Tri-State Outdoor Media
               Group, Inc.
               Sr. Notes
               11.00%, 5/15/08                       N/R            300        229,500
                                                                          ------------
                    GROUP TOTAL                                              1,485,087
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
REAL ESTATE (0.1%)
              Bluegreen Corp.
               Series B, Gtd.
               Sr. Secured Notes
               10.50%, 4/1/08                         B3            200        107,000
                                                                          ------------
--------------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (5.6%)
              AFC Enterprises
               Sr. Sub. Notes
               10.25%, 5/15/07                        B2   $        150   $    141,750
              American Restaurant
               Group, Inc.
               Series B,
               Gtd. Sr. Secured Notes
               11.50%, 2/15/03                        B3            225        203,625
              Argosy Gaming Co.
               Gtd.
               10.75%, 6/1/09                         B2            100        104,750
      (3)(4)  Autotote Corp.
               Gtd.
               12.50%, 8/15/10                        B3            200        189,000
              Aztar Corp.
               Sr. Sub. Notes
               8.875%, 5/15/07                        B2            250        242,500
              Boyd Gaming Corp.
               Sr. Sub. Notes
               9.50%, 7/15/07                         B1            250        222,500
              Coast Hotels & Casinos, Inc.
               Gtd.
               9.50%, 4/1/09                          B3            200        194,750
         (1)  Fitzgeralds Gaming Corp.
               Series B,
               Gtd. Sr. Notes
               12.25%, 12/15/04                     Caa3            200        121,000
              Friendly Ice Cream Corp.
               Gtd. Sr. Notes
               10.50%, 12/1/07                        B3            250        146,250
              HMH Properties
               Series B, Gtd. Sr. Notes
               7.875%, 8/1/08                        Ba2            250        241,250
              Hard Rock Hotel, Inc.
               Series B, Sr. Sub. Notes
               9.25%, 4/1/05                         Caa            400        358,000
              Hollywood Park, Inc.
               Sr. Sub. Notes
               9.50%, 8/1/07                          B2            200        203,000
              Horseshoe Gaming Holdings:
               Series B, Sr. Sub. Notes
               9.375%, 6/15/07                        B2            300        302,250
               8.625%, 5/15/09                        B2            250        245,938
              Isle of Capri Casinos, Inc.
               Gtd.
               8.75%, 4/15/09                         B2            250        222,500
         (5)  Jazz Casino Co. LLC
               Sr. Sub. Notes
               5.987%, 11/15/09                      N/R            159         18,303
              MGM Mirage, Inc.
               Sr. Sub. Notes
               9.75%, 6/1/07                         Ba2            200        210,000
              Majestic Star Casino, LLC
               Series B, Gtd.
               10.875%, 7/1/06                        B2            250        216,250
              Mandalay Resort Group
               Sr. Sub. Notes
               9.25%, 12/1/05                        Ba3            150        147,000

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              Mohegan Tribal Gaming
               Authority
               Sr. Notes
               8.125%, 1/1/06                        Ba2   $        200   $    201,500
         (3)  Park Place Entertainment Corp.
               Sr. Sub. Notes
               7.875%, 12/15/05                      Ba2            250        245,625
              Prime Hospitality Corp.
               Secured First Mortgage
               Notes
               9.25%, 1/15/06                        Ba2            250        255,000
              Romacorp, Inc.
               Sr. Notes
               12.00%, 7/1/06                         B3            250        124,063
              Station Casinos, Inc.
               Sr. Sub. Notes
               9.75%, 4/15/07                         B1            215        218,763
                                                                          ------------
                    GROUP TOTAL                                              4,775,567
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (1.7%)
         (2)  Advance Holdings Corp.
               Series B, Debentures
               0.00%, 4/15/09                       Caa1            350        120,750
              Advance Stores Co.
               Gtd. Sr. Sub. Notes
               10.25%, 4/15/08                        B3            250        188,750
         (3)  Buhrmann US, Inc.
               Gtd.
               12.25%, 11/1/09                        B2            250        252,500
              Dairy Mart Convenience
               Stores, Inc.
               Sr. Sub. Notes
               10.25%, 3/15/04                        B3            251        144,325
         (1)  Flooring America, Inc.
               Series B, Gtd.
               9.25%, 10/15/07                         C            185          4,623
              Kmart Corp.
               Debentures
               7.75%, 10/1/12                       Baa3            200        143,522
              Levi Strauss & Co.
               Notes
               7.00%, 11/1/06                        Ba3            250        197,500
         (2)  Mrs. Fields Holding Co.
               Sr. Discount Notes
               0.00%, 12/1/05                       Caa2            500        232,500
              Pantry, Inc.
               Sr. Sub. Notes
               10.25%, 10/15/07                       B3            200        189,000
              Safelite Glass Corp.
               Series B, Sr. Sub. Notes
               9.875%, 12/15/06                      N/R            500          6,250
                                                                          ------------
                    GROUP TOTAL                                              1,479,720
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (13.0%)
              AMSC Acquisition Co., Inc.
               Series B, Gtd. Sr. Notes
               12.25%, 4/1/08                        N/R            150         56,250
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
         (2)  Alamosa PCS Holdings, Inc.
               Gtd.
               0.00%, 2/15/10                       Caa1   $        200   $     94,000
      (3)(4)  Asia Global Crossing, Ltd.
               Sr. Notes
               13.375%, 10/15/10                      B2            250        216,875
              Carrier1 International S.A.
               Sr. Notes
               13.25%, 2/15/09                        B3            300        210,000
         (3)  Colo.Com
               Units
               13.875%, 3/15/10                      N/R            200        127,000
              Concentric Network Corp.
               Sr. Notes
               12.75%, 12/15/07                      N/R            250        213,750
         (2)  DTI Holdings, Inc.
               Units
               0.00%, 3/1/08                         N/R            300         81,750
              Dobson/Sygnet
               Communications, Co.
               Sr. Notes
               12.25%, 12/15/08                       B3            250        247,500
              Dolphin Telecom plc:
         (2)   Sr. Discount Notes
               0.00%, 11/1/05                        Caa            250         36,250
               Series B, Yankee
               Sr. Discount Notes
               14.00%, 5/15/09                       Caa            300         34,500
         (2)  e. spire Communications, Inc.
               Sr. Discount Notes
               0.00%, 11/1/05                        N/R            750        198,750
         (3)  Energis, plc
               Sr. Unsub. Notes
               9.75%, 6/15/09                         B1            100         91,500
              Equinix, Inc.
               Sr. Notes
               13.00%, 12/1/07                       N/R            200        141,000
              Exodus Communications, Inc.
               Sr. Notes
               11.25%, 7/1/08                         B3             50         44,750
         (2)  Focal Communications Corp.
               Sr. Discount Notes
               0.00%, 2/15/08                         B3            400        170,000
         (2)  GST USA, Inc.
               Gtd. Sr. Discount Notes
               0.00%, 12/15/05                       N/R            600        225,000
              GT Group Telecom, Inc.
               Sr. Discount Notes
               13.25%, 2/1/10                       Caa1            100         33,500
              Global Crossing Holdings, Ltd.
               Gtd. Sr. Notes
               9.625%, 5/15/08                       Ba2            250        236,250
              Globalstar L.P./Globalstar
               Capital Corp.
               Sr. Notes
               10.75%, 11/1/04                      Caa1            300         39,000

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              ICG Holdings, Inc.:
               Sr. Discount Notes
               13.50%, 9/15/05                        Ca   $        350   $     40,250
         (2)   0.00%, 3/15/07                         Ca            750         68,436
               Gtd.
         (2)   0.00%, 5/1/06                          Ca            255         29,325
         (2)  ICG Services, Inc.
               Gtd. Sr. Discount Notes
               0.00%, 5/1/08                          Ca            250         21,250
              Innova S. de R.L.
               Sr. Notes
               12.875%, 4/1/07                        B3            385        339,763
      (3)(4)  Insight Midwest/Insight
               Capital
               Sr. Notes
               9.75%, 10/1/09                         B1            250        249,375
      (3)(5)  Interact Operating Co.
               Notes
               14.00%, 8/1/03                        N/R            229             23
              Intermedia
               Communications, Inc.:
               Series B, Sr. Discount Notes
         (2)   0.00%, 7/15/07                         B2            300        181,500
               Sr. Notes
               8.875%, 11/1/07                        B2            150        105,750
              Level 3 Communications, Inc.:
               Sr. Notes
               9.125%, 5/1/08                         B3            275        223,437
               Sr. Discount Notes
         (2)   0.00%, 12/1/08                         B3            300        163,500
              McLeod USA, Inc.:
               Sr. Discount Notes
         (2)   0.00%, 3/1/07                          B1            100         83,500
               11.50%, 5/1/09                         B1            150        150,375
               Sr. Notes
               9.25%, 7/15/07                         B1            200        184,000
              Metromedia International
               Group, Inc.
               Series B, Sr. Discount Notes
               10.50%, 9/30/07                       N/R            916        430,699
         (2)  MetroNet Communications Corp.:
               Sr. Discount Notes
               0.00%, 11/1/07                       Baa3            350        311,966
               0.00%, 6/15/08                       Baa3            250        202,948
              Microcell
               Telecommunications, Inc.
               Series B,
               Yankee Sr. Discount Notes
               14.00%, 6/1/06                         B3            300        288,000
         (2)  Millicom International
               Cellular
               Yankee Sr. Sub.
               Discount Notes
               0.00%, 6/1/06                        Caa1            300        237,000
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
              NEXTLINK Communications, Inc.:
               Sr. Notes
               12.50%, 4/15/06                        B2   $        100   $     90,500
               10.75%, 11/15/08                       B2            250        207,500
      (3)(4)   10.50%, 12/1/09                        B2            250        201,250
         (2)  Nextel Communications, Inc.
               Sr. Discount Notes
               0.00%, 2/15/08                         B1            900        659,250
              Orion Network Systems, Inc.
               Gtd. Sr. Notes
               11.25%, 1/15/07                        B2            250        103,750
              PSINet, Inc.
               Series B, Sr. Notes
               10.00%, 2/15/05                      Caa1            250         66,250
         (2)  Pagemart Nationwide, Inc.
               Sr. Discount Notes
               0.00%, 2/1/05                          B3            750        528,750
         (3)  Pegasus Communications Corp.
               Series B, Sr. Notes
               12.50%, 8/1/07                         B3            250        257,500
         (2)  Qwest Communications
               International, Inc.:
               Sr. Discount Notes
               0.00%, 10/15/07                      Baa1            250        229,316
               Series B,
               0.00%, 2/1/08                        Baa1            250        218,466
         (2)  RCN Corp.:
               Sr. Discount Notes
               0.00%, 10/15/07                        B3            150         53,250
               Series B,
               0.00%, 2/15/08                         B3            300         97,500
              RSL Communications plc
               Yankee Gtd. Sr. Notes
               9.125%, 3/1/08                       Caa3            250         11,250
         (2)  Rhythms Netconnections
               Series B, Sr. Discount Notes
               0.00%, 5/15/08                       Caa1            250         31,250
              Sprint Spectrum L.P./ Sprint
               Spectrum Finance Corp.
               Sr. Notes
               11.00%, 8/15/06                      Baa2            450        482,895
              Star Choice
               Communications, Inc.
               Yankee Sr. Notes
               13.00%, 12/15/05                       B3            200        211,250
              Startec Global
               Communications Corp.
               Units
               12.00%, 5/15/08                       N/R            350        211,313
              T/SF Communications Corp.
               Series B,
               Gtd. Sr. Sub. Notes
               10.375%, 11/1/07                       B3            200        167,000
              Teligent, Inc.
               Sr. Notes
               11.50%, 12/1/07                      Caa1            300         40,500

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
         (2)  Triton PCS, Inc.
               Gtd.
               0.00%, 5/1/08                          B3   $        300   $    238,500
         (2)  US Unwired, Inc.
               Series B, Gtd.
               0.00%, 11/1/09                       Caa1            400        184,000
         (3)  Viatel, Inc.
               Sr. Notes
               11.50%, 3/15/09                        B3            343        106,330
         (3)  VoiceStream Wireless
               Sr. Notes
               10.375%, 11/15/09                      B2            100        107,625
         (2)  WebLink Wireless, Inc.
               Sr. Discount Notes
               0.00%, 2/1/08                         Caa            300         69,000
              Western Wireless Corp.
               Sr. Sub. Notes
               10.50%, 2/1/07                         B1            250        259,063
              Williams Communications
               Group, Inc.
               Sr. Notes
               10.875%, 10/1/09                       B2            250        187,500
              Winstar Communications, Inc.
               Sr. Notes
               12.75%, 4/15/10                        B3            250        166,250
         (3)  Worldwide Fiber, Inc.
               Sr. Notes
               12.00%, 8/1/09                         B3            150        112,500
                                                                          ------------
                    GROUP TOTAL                                             11,108,230
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (1.0%)
              Galey & Lord, Inc.
               Gtd.
               9.125%, 3/1/08                         Ca            250        136,250
              Simmons Co.
               Series B, Sr. Sub. Notes
               10.25%, 3/15/09                        B3            250        232,500
              Tropical Sportswear
               International Corp.
               Series A, Gtd.
               11.00%, 6/15/08                        B3            250        213,750
              Westpoint Stevens, Inc.
               Sr. Notes
               7.875%, 6/15/05                        B1            250        187,500
                                                                          ------------
                    GROUP TOTAL                                                770,000
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TRANSPORTATION (1.3%)
              AirTran Airlines, Inc.
               Yankee Sr. Notes
               10.50%, 4/15/01                        B2            500        495,000
              Allied Holdings
               Series B, Gtd.
               8.625%, 10/1/07                        B1            250        183,750
              Cenargo International plc
               First Priority Ship
               Mortgage Notes
               9.75%, 6/15/08                        Ba3            100         78,250
              First Wave Marine, Inc.
               Sr. Notes
               11.00%, 2/1/08                       Caa1            100         22,250
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
      (1)(8)  Golden Ocean Group, Ltd.
               Gtd. Sr. Notes
               10.00%, 8/31/01                       N/R   $        263   $     42,738
              Sea Containers, Ltd.
               Yankee Sr. Notes
               10.75%, 10/15/06                      Ba3            200        145,500
              Trans World Airlines, Inc.
               Sr. Notes
               11.375%, 3/1/06                      Caa1            250         48,750
              Ultrapetrol (Bahamas) Ltd.
               First Mortgage Notes
               10.50%, 4/1/08                         B1            150        113,250
                                                                          ------------
                    GROUP TOTAL                                              1,129,488
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $69,113,595)                                                        52,951,310
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
GOVERNMENT & AGENCY SECURITIES (0.9%)
--------------------------------------------------------------------------------------------
-----------------
UNITED STATES TREASURY NOTE (0.9%)
              7.25%, 5/15/04                         Aaa            760        809,189
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $784,609)                                                              809,189
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------                                            Shares/
                                                              Units
--------------------------------------------------------------------------------------------
-----------------
COMMON STOCKS (0.9%)
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.3%)
      (3)(6)  Spanish Broadcasting
               System, Inc.
               Class B                                           35,700        176,269
         (6)  UnitedGlobalCom, Inc.
               Class A                                            5,442         74,147
                                                                          ------------
                    GROUP TOTAL                                                250,416
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.0%)
         (6)  OpTel, Inc.                                           500              5
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
         (6)  Crown Packaging
               Holdings, Ltd.                                   100,848          1,008
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (0.1%)
      (6)(8)  Premier Holdings, Ltd.                             18,515         48,602
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
      (6)(8)  Westfed Holdings, Inc.
               Class B (acquired 9/20/88,
               cost $127)                                         4,223              0
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.0%)
         (6)  Specialty Foods Corp.                              22,500            225
                                                                          ------------
--------------------------------------------------------------------------------------------
                                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

                                                              Shares/         Value
                                                               Units       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
METALS & MINING (0.0%)
         (6)  Sheffield Steel Corp.                               2,500   $         25
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.0%)
      (3)(6)  Mail-Well, Inc.                                    10,652         45,936
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.0%)
      (3)(6)  Motels of America, Inc.                               250          1,750
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (0.3%)
         (6)  Pathmark Stores, Inc.                              13,337        220,061
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.2%)
         (6)  CompleTel Europe N.V.                              12,500         44,531
         (6)  e. spire
               Communications, Inc.                              14,168          7,084
         (6)  Intermedia
               Communications, Inc.                               4,190         30,116
         (6)  Loral Space &
               Communications, Co.                                  151            481
         (6)  Price
               Communications Corp.                               7,346        123,505
                                                                          ------------
                    GROUP TOTAL                                                205,717
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $503,664)                                                              773,745
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (1.7%)
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.0%)
      (5)(6)  Granite Broadcasting Corp.
               12.75% Cum. Exchangeable                              11            550
      (5)(6)  Source Media, Inc.                                  5,769         31,730
                                                                          ------------
                    GROUP TOTAL                                                 32,280
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.3%)
              Adelphia
               Communications Corp.
               13% Cum. Exchangeable,
               Series B                                           2,500        223,125
         (5)  NTL, Inc.
               13% Exchangeable,
               Series B                                               1            760
                                                                          ------------
                    GROUP TOTAL                                                223,885
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
   (6)(7)(8)  Westfed Holdings, Inc.
               Class A (acquired
               9/20/88-6/18/93, cost
               $1,203,480)                                       14,246         14,246
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.4%)
      (4)(5)  Earthwatch, Inc.
               8.50% Convertible Preferred                       12,534          3,134
                                                              Shares/         Value
                                                               Units       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
         (6)  Interact
               Electronic Marketing
               14% Conv. Preferred                                  400   $     24,000
              Primedia, Inc.
               10% Cum. Exchangeable,
               Series D                                           3,500        287,875
                                                                          ------------
                    GROUP TOTAL                                                315,009
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.0%)
         (5)  AmeriKing, Inc.
               13% Cum. Exchangeable                              8,065         10,081
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (1.0%)
         (5)  Intermedia
               Communications, Inc.
               7% Jr. Convertible, Series E                      15,000        148,125
              Nextel Communications, Inc.
               13% Exchangeable, Series D                           371        358,942
         (5)  XO Communications, Inc.
               14.00%                                            10,049        303,982
                                                                          ------------
                    GROUP TOTAL                                                811,049
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $3,330,810)                                                          1,406,550
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
RIGHTS (0.0%)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
         (6)  Terex Corp.
               expiring 5/15/02                                   2,000         28,000
--------------------------------------------------------------------------------------------
-----------------
TOTAL RIGHTS
  (Cost $0)                                                                     28,000
                                                                          ------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
WARRANTS (0.7%)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
         (6)  Aavid Thermal
               Technologies, Inc.
               expiring 2/1/07                                      150          1,500
      (3)(6)  Ampex Corp.
               expiring 3/15/03                                   8,500             85
         (6)  Australis Holdings Pty. Ltd.
               expiring 10/30/01                                    250              3
         (6)  Australis Media Ltd.
               expiring 5/15/03                                     225              2
         (6)  CHC Helicopter Corp.
               expiring 12/15/00                                  2,000          7,000
      (3)(6)  Carrier1 International SA
               expiring 2/19/09                                     300          3,000
         (6)  Crown Packaging
               Holdings, Ltd.
               expiring 11/1/03                                   1,000             10
         (6)  DIVA Systems Corp.:
         (3)   expiring 5/15/06                                     900        414,000
               expiring 3/1/08                                    2,430         19,440

    The accompanying notes are an integral part of the financial statements.

                                                              Shares/         Value
                                                               Units       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
      (3)(6)  DTI Holdings, Inc.
               expiring 3/1/08                                    1,500   $        180
         (6)  Dairy Mart Convenience
               Stores, Inc.
               expiring 12/1/01                                   4,172          1,460
         (6)  Dayton Superior Corp.
               expiring 6/15/09                                     250          5,000
         (6)  Equinix, Inc.
               expiring 12/1/07                                     200         18,000
      (3)(6)  GT Group Telecom, Inc.
               expiring 2/21/10                                     100          5,000
      (6)(8)  Golden Ocean Group, Ltd.
               expiring 8/31/01                                     342          5,514
         (6)  HF Holdings, Inc.
               expiring 9/27/09                                   1,578             16
      (3)(6)  InterAct Systems, Inc.
               expiring 8/1/03                                      400              0
         (6)  Interact
               Electronic Marketing
               expiring 12/31/09                                    400              4
         (6)  Isle of Capri Casinos, Inc.
               expiring 5/3/01                                      882            119
         (6)  Key Energy Services
               expiring 1/15/09                                     250         12,500
         (6)  McCaw International Ltd.
               expiring 4/15/07                                     750         18,750
         (6)  Mentus Media Corp.
               expiring 2/1/08                                      974             10
         (6)  Mrs. Fields Holding Co.
               expiring 12/1/05                                     500          5,000
      (6)(8)  Petersburg Long
               Distance, Inc.
               expiring 6/1/06                                      560          5,600
      (3)(6)  Pliant Corp.
               expiring 6/1/10                                      300          3,037
         (6)  Source Media, Inc.
               expiring 11/1/07                                   2,235          2,235
         (6)  Star Choice
               Communications, Inc.
               expiring 12/5/05                                   4,632         37,056
         (6)  Startec Global
               Communications
               expiring 5/15/08                                     350            228
         (6)  USN Communications, Inc.
               expiring 8/15/04                                   3,050              0
         (6)  Waste Systems
               International, Inc.
               expiring 3/2/04                                    5,250             53
         (6)  Wright Medical Technology
               expiring 6/30/03                                     206              0
--------------------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $347,444)                                                              564,802
                                                                          ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $74,080,122)                                                        56,533,596
                                                                          ------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                                   Moody's          Face
                                   Ratings         Amount          Value
                                 (Unaudited)       (000)         (Note A-1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
FOREIGN SECURITIES (28.6%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (3.1%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (1.5%)
   (3)(4)  CIA Internacional
            Telecommunicacoes
            Sr. Notes
            10.375%, 8/1/04          N/R       ARP       635    $    512,763
   (3)(4)  Hidroelectrica
            Piedra del Aguila
            S.A.:
            Collateral Trust
            8.25%, 6/30/09           N/R       USD    $ 890          571,998
            8.00%, 12/31/09          N/R       USD      277          191,569
                                                                ------------
                 GROUP TOTAL                                       1,276,330
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
NETHERLANDS (1.1%)
      (2)  CompleTel Europe
            N.V.
            Yankee Gtd.
            0.00%, 2/15/09          Caa1       USD      250          125,000
           Hermes Europe
            Railtel B.V.
            Yankee Sr. Notes
            10.375%, 1/15/09        Caa1       USD      300          124,500
           KPNQwest N.V.
            Sr. Notes
            8.125%, 6/1/04           Ba1       USD      150          132,750
           Netia Holdings B.V.
            Gtd.
            13.75%, 6/15/10           B2       EUR      455          377,203
      (3)  United Pan Europe
            Communications N.V.
            Sr. Notes
            10.875%, 8/1/09           B2       USD      300          193,500
                                                                ------------
                 GROUP TOTAL                                         952,953
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
POLAND (0.3%)
      (3)  PTC International
            Finance II SA
            Yankee Gtd.
            11.25%, 12/1/09           B2       USD      250          238,750
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
SOUTH KOREA (0.2%)
   (3)(4)  Cho Hung Bank
            Sub. Notes
            11.50%, 4/1/10           Ba3       USD      150          145,643
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $2,930,219)                                                2,613,676
                                                                ------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                   Moody's          Face
                                   Ratings         Amount          Value
                                 (Unaudited)       (000)         (Note A-1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (25.5%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (8.0%)
      (9)  Bocon PRO1 Notes
            2.953%, 4/1/07           Ba3       USD    $2,842    $  1,726,784
           Republic of
            Argentina:
            Notes
            11.00%, 12/4/05           B1       USD      750          708,750
            Series BGL5
            11.375%, 1/30/17         Ba3       USD      560          502,040
            Unsubordinated
            11.75% 4/07/09            B1       USD      790          738,058
            9.75%, 9/19/27           Ba3       USD     1,580       1,275,850
            Debentures
            7.625%, 3/31/05           B1       USD      878          799,124
            Foreign Government
            Gtd.
            6.00%, 3/31/23            B1       USD     1,600       1,110,000
                                                                ------------
                 GROUP TOTAL                                       6,860,606
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (6.7%)
           Federal Republic of
            Brazil:
            Series RG
      (9)   7.6875%, 4/15/09          B2       USD      570          495,900
            Series EI-L
            Debentures
            10.125%, 5/15/27          B2       USD      910          729,365
            Capitalization
            Bonds
            8.00%, 4/15/14            B2       USD     2,814       2,179,794
            Bearer Bonds
            11.00%, 8/17/40           B2       USD     2,826       2,307,429
                                                                ------------
                 GROUP TOTAL                                       5,712,488
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
BULGARIA (1.8%)
      (9)  Republic of
            Bulgaria:
            Notes
            3.00%, 7/28/12            B2       USD     1,510       1,124,950
            Front Loaded
            Interest
            Reduction Bonds,
            Series A
            5.875%, 7/28/24           B2       USD      475          363,375
            Debentures
            Series PDI,
            6.50% 7/28/11             B2       USD      105           79,275
                                                                ------------
                 GROUP TOTAL                                       1,567,600
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
MEXICO (0.3%)
           United Mexican
            States
            Bonds
            10.375%, 2/17/09        Baa3       USD      210          230,160
                                                                ------------
----------------------------------------------------------------------------
------------------------------
                                   Moody's          Face
                                   Ratings         Amount          Value
                                 (Unaudited)       (000)         (Note A-1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------

MOROCCO (0.2%)
      (9)  Republic of Morocco
            7.5625%, 1/1/09          N/R       USD    $ 242     $    209,803
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
PERU (0.3%)
           Republic of Peru
            Collateralized
            7.1875%, 3/8/27          N/R       USD      410          260,350
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
PHILIPPINES (1.2%)
           Republic of
            Philippines:
            Gtd.
            7.50%, 6/1/08            Ba1       USD      304          267,667
            Notes
            10.625%, 3/16/25         Ba1       USD      930          764,925
                                                                ------------
                 GROUP TOTAL                                       1,032,592
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (7.0%)
           Ministry Finance of
            Russia
            Debentures
            3.00%, 5/14/06           N/R       USD     1,750         800,449
           Russia Federation:
            Registered Series
            8.75%, 7/24/05            B3       USD      150          114,375
            10.00%, 6/26/07           B3       USD      420          308,175
            11.00%, 7/24/18           B3       USD      570          401,850
   (3)(4)   Unsubordinated
            8.25%, 3/31/10            B3       USD     1,047         655,491
            11.00%, 7/24/18           B3       USD       30           21,075
            12.75%, 6/24/28           B3       USD       50           41,750
            2.50%, 3/31/30            B3       USD     8,714       3,278,548
            Registered Bonds
            12.75%, 6/24/28           B3       USD      375          311,719
                                                                ------------
                 GROUP TOTAL                                       5,933,432
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $20,926,318)                                              21,807,031
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $23,856,537)                                              24,420,707
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
TIME DEPOSITS (2.0%)
           Wachovia Bank Grand Cayman, 5.00%, 1/2/01
            (Cost $1,691,000)                                      1,691,000
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (96.9%)
  (Cost $99,627,659)                                              82,645,303
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
OTHER ASSETS IN EXCESS OF
LIABILITIES (3.1%)
                                                                   2,686,260
                                                                ------------
--------------------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
           Applicable to 11,976,699 issued and outstanding
            $.001 par value shares (authorized 100,000,000
            shares).                                            $ 85,331,563
                                                                ============
----------------------------------------------------------------------------
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------
------------------------------
N/R--Not Rated
ARP--Argentine Peso
EUR--Euro
 (1)  Defaulted Security.
 (2)  Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Private Placement.
 (5)  Payment in kind bond. Market value includes accrued interest.
 (6)  Non-income producing security.
 (7)  Restricted as to private and public resale. Total cost of restricted securities at December 31, 2000 aggregated $1,203,480. Total market value of restricted securities owned at December 31, 2000 was $14,246 or 0.02% of Net Assets.
 (8)  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of
     Directors or their designees.
 (9)  Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at
     December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
                                                                                   December 31, 2000
----------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $99,627,659) (Note A-1).............................................        $ 82,645,303
    Receivables:
      Dividend and Interest (Note A-6)..........................................           2,737,843
    Investments Sold............................................................             135,095
    Other Assets................................................................              17,117
----------------------------------------------------------------------------------------------------
        Total Assets............................................................          85,535,358
----------------------------------------------------------------------------------------------------
LIABILITIES:
    Payables:
        Unrealized Depreciation of Forward Foreign Currency Exchange Contracts
          (Note A-5)............................................................               7,411
        Investment Advisory Fees (Note B).......................................             100,691
        Professional Fees.......................................................              39,613
        Shareholders' Reports...................................................              17,870
        Custodian Fees..........................................................              13,465
        Administrative Fees (Note C)............................................              12,243
        Investments Purchased...................................................               7,044
        Shareholder Servicing Fees..............................................               4,295
        Directors' Fees.........................................................                 750
        Other Liabilities.......................................................                 413
----------------------------------------------------------------------------------------------------
          Total Liabilities.....................................................             203,795
----------------------------------------------------------------------------------------------------
NET ASSETS......................................................................        $ 85,331,563
                                                                                   =================
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................         $    11,977
    Capital Paid in Excess of Par Value.........................................         110,670,038
    Distribution in Excess of Net Investment Income.............................             (43,455)
    Accumulated Net Realized Loss...............................................          (8,319,202)
    Unrealized Depreciation on Investments and Foreign Currency Translations....         (16,987,795)
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 11,976,699 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................        $ 85,331,563
                                                                                   =================
NET ASSET VALUE PER SHARE.......................................................         $      7.12
====================================================================================================

STATEMENT OF OPERATIONS
                                                                                          Year Ended
                                                                                   December 31, 2000
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6) (Net of foreign taxes withheld of $134,649).............        $ 10,080,876
    Dividends (Note A-6)........................................................             200,962
----------------------------------------------------------------------------------------------------
      Total Income..............................................................          10,281,838
----------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B)...........................................             471,683
    Shareholders' Reports.......................................................             154,091
    Administrative Fees (Note C)................................................              84,784
    Professional Fees...........................................................              80,825
    Custodian Fees..............................................................              78,483
    Directors' Fees and Expenses................................................              43,932
    Shareholder Servicing Fees..................................................              36,583
    Annual Meeting Fees.........................................................              26,836
    Other.......................................................................              10,913
----------------------------------------------------------------------------------------------------
      Total Expenses............................................................             988,130
----------------------------------------------------------------------------------------------------
        Net Investment Income...................................................           9,293,708
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN:
    Investments.................................................................           1,381,434
    Foreign Currency............................................................              35,478
----------------------------------------------------------------------------------------------------
      Total Net Realized Gain...................................................           1,416,912
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED DEPRECIATION ON
      Investments...............................................................         (15,495,992)
----------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Depreciation.........................         (14,079,080)
----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................        $ (4,785,372)
====================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                          Year Ended          Year Ended
STATEMENT OF CHANGES IN NET ASSETS                                                 December 31, 2000   December 31, 1999
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................        $ 9,293,708          $ 8,395,746
    Net Realized Gain (Loss) on Investments.....................................          1,416,912           (2,034,504)
    Change in Unrealized Appreciation (Depreciation) on Investments.............        (15,495,992)           3,536,816
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................         (4,785,372)           9,898,058
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................        (11,198,214)          (8,309,716)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Common Stocks Issued through Rights Offering (3,522,559 shares).............                              21,657,541
    Offering Costs..............................................................                 --             (441,000)
------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from Capital Share Transactions......                 --           21,216,541
------------------------------------------------------------------------------------------------------------------------
        Total Increase (Decrease) in Net Assets.................................        (15,983,586)          22,804,883
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year...........................................................        101,315,149           78,510,266
------------------------------------------------------------------------------------------------------------------------
    End of Year (Including distribution in excess/undistributed net investment
     income of ($43,455) and $1,398,161 respectively)...........................       $ 85,331,563         $101,315,149
========================================================================================================================

FINANCIAL HIGHLIGHTS
                                                                  Year Ended December 31,
                                                    ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                        2000      1999        1998        1997      1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................    $ 8.46   $  9.29     $ 10.79     $ 10.37   $ 10.01
--------------------------------------------------------------------------------------------------------
Offering Costs....................................        --     (0.04)         --          --        --
--------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income.........................      0.78      0.89        0.94        0.89      0.91
    Net Realized and Unrealized Gain (Loss) on
     Investments..................................     (1.18)     0.42       (1.49)       0.41      0.26
--------------------------------------------------------------------------------------------------------
      Total from Investment Activities............     (0.40)     1.31       (0.55)       1.30      1.17
--------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................     (0.94)    (0.92)      (0.95)      (0.88)    (0.81)
--------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering..........................        --     (1.18)         --          --        --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................    $ 7.12   $  8.46      $ 9.29     $ 10.79   $ 10.37
========================================================================================================
PER SHARE MARKET VALUE, END OF YEAR...............    $ 6.75   $  6.63      $ 8.63     $ 10.06    $ 9.00
========================================================================================================
TOTAL INVESMENT RETURN:
    Net Asset Value (1)...........................     (3.95)%     1.89%     (5.13)%      13.82%    13.27%
    Market Value                                       12.80%   (14.03)%*    (5.56)%      22.34%    11.03%
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
========================================================================================================
Net Assets, End of Year (Thousands)...............   $85,332  $101,315     $78,510     $91,914   $87,656
--------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................      1.05%     1.09%       1.17%       1.08%     1.11%
Ratio of Expenses to Average Net Assets...........      1.05%     1.09%       1.17%       1.10%     1.11%
Ratio of Net Investment Income to Average Net
 Assets...........................................      9.85%    10.35%       9.17%       8.43%     8.99%
Portfolio Turnover Rate...........................      51.1%     41.2%      107.8%      119.1%     65.1%
--------------------------------------------------------------------------------------------------------

      * Total market value return taking into consideration the rights offering would have been (12.26%).
    (1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

Credit Suisse Asset Management Strategic Global Income Fund, Inc., (the "Fund"), was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $120,409 (or 0.14% of net assets) at December 31, 2000. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investments, transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains/losses on foreign currency transactions represent net foreign exchange gains/losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   The Fund had the following outstanding forward foreign currency exchange contracts at December 31, 2000.

   FORWARD FOREIGN                       VALUE AT                 UNREALIZED
   CURRENCY EXCHANGE       SETTLEMENT   SETTLEMENT   CURRENT    APPRECIATION/
   CONTRACTS                  DATE         DATE       VALUE     (DEPRECIATION)
   -----------------       ----------   ----------   --------   --------------
   Buy Contract:
   Rand                      1/4/01      $347,258    $380,000      $(32,742)
   Sale Contract:
   Rand                      1/4/01       380,000     354,669        25,331
                                                                   --------
   Net Unrealized
    Depreciation                                                   $ (7,411)
                                                                   ========

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest and to differing book and tax treatment for foreign currency transactions.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized gain (loss) and paid in capital.

9. CHANGE IN ACCOUNTING PRINCIPLE: Effective January 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

   The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

B. Credit Suisse Asset Management, LLC, (the "Adviser"), provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. Brown Brothers Harriman & Co. ("BBH&Co."), provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

Fleet National Bank provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Fleet National Bank is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Fleet National Bank.

D. Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $44,684,048 and $49,508,756 respectively, for the year ended December 31, 2000. Purchases and sales of U.S. government and government agency securities aggregated $1,061,857 and $553,154, respectively, for the year ended December 31, 2000.

At December 31, 2000, the cost of investments for Federal income tax purposes was $99,668,425. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $17,023,122 of which $3,740,604 related to appreciated securities and $20,763,726 related to depreciated securities.

At December 31, 2000, the Fund had a capital loss carryforward of $6,871,624 available to offset future capital gains of which $3,565,110 and $3,306,514 will expire on December 31, 2006 and 2007, respectively. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 2000 to December 31, 2000 the Fund incurred and elected to defer until January 1, 2001 for U.S. Federal income tax purposes a net currency loss of $17,594 and a net capital loss of $1,406,812, respectively.

E. At December 31, 2000, 87.8% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At December 31, 2000, 28.6% of the Fund's net assets comprised foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 2000.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1999 transferable Rights to subscribe for up to an aggregate of 3,522,559 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $6.38 per share. During October 1999, the Fund issued a total of 3,522,559 shares of Common Stock on exercise of such Rights. Rights' offering costs of $441,000 were charged directly against the proceeds of the Offering.

H. The Fund, together with other Funds advised by CSAM, LLC have established a $350 million committed, and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus .50%. At December 31, 2000, there were no loans outstanding for the Fund. During the year ended December 31, 2000 there were no borrowings on this line of credit.

I. SUBSEQUENT EVENTS: On February 21, 2001, the Fund's Board of Directors approved a reorganization of the Fund and Credit Suisse Asset Management Income Fund, Inc. ("CIK") in which CIK will acquire all the assets of the Fund in exchange for CIK shares and the assumption by CIK of all the liabilities of the Fund on the closing date of the reorganization. As a result of the reorganization, each shareholder of the Fund would receive that number of CIK shares (plus cash in lieu of fractional shares), having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares as of the close of business on the closing of the reorganization. Consummation of the reorganization is subject to a number of conditions, including approval by the shareholders of the Fund and CIK at meetings currently scheduled to be held on May 1, 2001. The Board of Directors of the Fund has also approved, effective immediately, a recommendation by the Fund's investment adviser to reduce the Fund's emerging market debt securities portfolio to approximately 15% of net assets from its current level of 35% and re-deploy those assets in U.S. high yield fixed-income securities.

REPORT OF INDEPENDENT ACCOUNTANTS

----------

To the Shareholders and Board of Directors of Credit Suisse Asset Management
Strategic Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Strategic Global Income Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 21, 2001

ADDITIONAL INFORMATION

----------

Additional Federal Tax Information
(Unaudited)

The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2000, which qualify for the Dividends Received Deduction available to corporate shareholders was 2.01%.

    In January, 2001, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2000. Shareholders should use the information on Form 1099 for their income tax returns.

    Please consult your Tax Advisor if you have any questions concerning the above information.

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                          AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                                        THREE MONTHS ENDED
                                 ------------------------------------------------------------------------------------------------
                                    MARCH 31, 2000          JUNE 30, 2000          SEPTEMBER 30, 2000        DECEMBER 31, 2000
                                 --------------------   ---------------------   ------------------------   ----------------------
Investment Income..............  $ 2,523       $ 0.21   $ 2,491       $  0.21   $  2,538         $  0.21   $ 2,730         $ 0.23
Net Investment Income..........    2,279         0.19     2,251          0.19      2,296            0.19     2,468           0.21
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation (Depreciation) on
 Investments and Foreign
 Currency......................   (1,242)       (0.11)   (2,844)        (0.24)    (3,265)          (0.27)   (6,728)         (0.56)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations....................    1,037         0.09      (593)        (0.05)      (969)          (0.08)   (4,260)         (0.36)

                                    MARCH 31, 1999          JUNE 30, 1999          SEPTEMBER 30, 1999        DECEMBER 31, 1999
                                 --------------------   ---------------------   ------------------------   ----------------------
Investment Income..............  $ 2,057       $ 0.24   $ 2,005       $  0.24   $  2,094         $  0.25   $ 3,123         $ 0.26
Net Investment Income..........    1,841         0.22     1,805          0.21      1,866            0.22     2,884           0.24
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation (Depreciation) on
 Investments and Foreign
 Currency......................      204         0.03       281          0.03     (2,702)          (0.32)    3,719           0.68
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations....................    2,045         0.25     2,086          0.24       (836)          (0.10)    6,603           0.92

                         SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the Credit Suisse Asset Management Strategic Global Income Fund, Inc. was held on Tuesday, June 6, 2000 at the offices of Credit Suisse Asset Management, LLC 466 Lexington Avenue, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                                                 VOTES
PROPOSAL                                                            VOTES FOR   WITHHELD
--------                                                            ---------   --------
1.    To elect the following four Directors:
        Enrique R. Arzac                                            4,028,806   134,212
        Lawrence J. Fox                                             4,031,090   131,928
        James S. Pasman, Jr.                                        4,026,464   136,554
        William W. Priest, Jr.                                      4,030,090   132,928
        Phillip Goldstein                                           3,760,549    59,971
        Glenn Goodstein                                             3,755,248    65,272
        Andrew Dakos                                                3,754,848    65,672
        Gerald Hellerman                                            3,754,848    65,672

        As Messrs. Arzac, Fox, Pasman and Priest received a plurality of the votes cast, they were elected as directors of the Fund.

                                                                                 VOTES       VOTES
PROPOSAL                                                            VOTES FOR   AGAINST    ABSTAINED
--------                                                            ---------   --------   ---------
2.    At the Meeting, the ratification of the selection of
      PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending December 31, 2000 was
      approved by the following vote:                               5,820,893   878,626    1,284,020

DESCRIPTION OF INVESTLINK-SM- PROGRAM

---------

The InvestLink-SM- Program is sponsored and administered by Fleet National Bank, not by Credit Suisse Asset Management Income Fund, Inc., (the "Fund"). Fleet National Bank, will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

    An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

    A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

    The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

    The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

    Fleet National Bank, as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

    If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

    Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

    A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

    Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts.

Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

    All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

    A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

    The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

    The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgement and research.

    While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

    Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--
(800) 523-8506. Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink Program, P.O. Box 43010, Providence, RI 02940-3010.

        4947-AR-00